Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

First Quarter 2012

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K, the Current Report on Form 8-K filed on May 2, 2012 (retrospective adoption of deferred acquisition costs “DAC”) and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) and operating measures are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

The Allstate Corporation adopted new DAC accounting guidance on a retrospective basis as of January 1, 2012.  Accordingly, all prior period balances have been adjusted.  Balances that have changed from previously reported amounts are highlighted in yellow.  A summary of the impact of the retrospective adjustments is on p.48-49.

THE ALLSTATE CORPORATION

Investor Supplement - First Quarter 2012

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Revenues
Property-liability insurance premiums	$6,630	$6,605	$6,432	$6,457	$6,448
Life and annuity premiums and contract charges	553	570	552	547	569
Net investment income	1,011	975	994	1,020	982
Realized capital gains and losses:
Total other-than-temporary impairment losses	(87)	(128)	(197)	(82)	(156)
Portion of loss recognized in other comprehensive income	4	4	(6)	(4)	(27)
Net other-than-temporary impairment losses recognized in earnings	(83)	(124)	(203)	(86)	(183)
Sales and other realized capital gains and losses	251	210	467	143	279
Total realized capital gains and losses	168	86	264	57	96
Total revenues	8,362	8,236	8,242	8,081	8,095

Costs and expenses
Property-liability insurance claims and claims expense	4,339	4,198	5,132	6,355	4,476
Life and annuity contract benefits	439	430	455	422	454
Interest credited to contractholder funds	378	405	405	417	418
Amortization of deferred policy acquisition costs	979	981	1,046	960	984
Operating costs and expenses	1,017	1,083	888	868	900
Restructuring and related charges	6	16	8	11	9
Interest expense	95	92	92	91	92
Total costs and expenses	7,253	7,205	8,026	9,124	7,333

Gain (loss) on disposition of operations	3	3	3	7	(20)

Income (loss) from operations before income tax expense (benefit)	1,112	1,034	219	(1,036)	742

Income tax expense (benefit)	346	322	44	(412)	218

Net income (loss)	$766	$712	$175	$(624)	$524

Earnings per share: (1)

Net income (loss) per share - Basic	$1.54	$1.41	$0.34	$(1.19)	$0.99
Weighted average shares - Basic	498.7	504.5	512.0	523.1	531.0

Net income (loss) per share - Diluted (2)	$1.53	$1.40	$0.34	$(1.19)	$0.98
Weighted average shares - Diluted (2)	501.5	506.8	514.2	523.1	533.6

Cash dividends declared per share	$0.22	$0.21	$0.21	$0.21	$0.21

(1)                    In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)                    As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Contribution to income

Operating income (loss) before the impact of restructuring and related charges	$714	$746	$85	$(640)	$500
Restructuring and related charges, after-tax	(4)	(11)	(5)	(7)	(6)

Operating income (loss) *	710	735	80	(647)	494

Realized capital gains and losses, after-tax	110	55	170	36	63
Valuation changes on embedded derivatives that are not hedged, after-tax	(6)	(13)	(4)	(3)	8
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(10)	(16)	(65)	(5)	(22)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(9)	(8)	(8)	(10)	(9)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(31)	(42)	-	-	-
Gain (loss) on disposition of operations, after-tax	2	1	2	5	(13)

Net income (loss)	$766	$712	$175	$(624)	$524

Income per share - Diluted (1) (2)
Operating income (loss) before the impact of restructuring and related charges	$1.42	$1.47	$0.17	$(1.22)	$0.94
Restructuring and related charges, after-tax	-	(0.02)	(0.01)	(0.02)	(0.01)

Operating income (loss)	1.42	1.45	0.16	(1.24)	0.93

Realized capital gains and losses, after-tax	0.22	0.11	0.33	0.07	0.12
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.03)	(0.01)	(0.01)	0.02
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.02)	(0.03)	(0.13)	(0.01)	(0.04)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.02)	(0.02)	(0.01)	(0.02)	(0.02)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.06)	(0.08)	-	-	-
Gain (loss) on disposition of operations, after-tax	-	-	-	0.02	(0.03)

Net income (loss)	$1.53	$1.40	$0.34	$(1.19)	$0.98

Weighted average shares - Diluted	501.5	506.8	514.2	523.1	533.6

(1)                 In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)                 As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Property-Liability
Property-liability insurance premiums	$6,630	$6,605	$6,432	$6,457	$6,448
Net investment income	313	309	298	310	284
Realized capital gains and losses	189	12	24	(8)	57

Total Property-Liability revenues	7,132	6,926	6,754	6,759	6,789

Allstate Financial
Life and annuity premiums and contract charges	553	570	552	547	569
Net investment income	687	656	682	694	684
Realized capital gains and losses	(21)	68	219	62	39

Total Allstate Financial revenues	1,219	1,294	1,453	1,303	1,292

Corporate and Other
Service fees (1)	1	2	1	2	2
Net investment income	11	10	14	16	14
Realized capital gains and losses	-	6	21	3	-

Total Corporate and Other revenues before reclassification of services fees	12	18	36	21	16

Reclassification of service fees (1)	(1)	(2)	(1)	(2)	(2)

Total Corporate and Other revenues	11	16	35	19	14

Consolidated revenues	$8,362	$8,236	$8,242	$8,081	$8,095

(1) For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,		March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011		2012	2011	2011	2011	2011

Assets						Liabilities
Investments						Reserve for property-liability insurance
Fixed income securities, at fair value						claims and claims expense	$20,283	$20,375	$20,395	$20,456	$19,494
(amortized cost $74,060, $73,379,						Reserve for life-contingent contract benefits	14,296	14,406	14,270	13,751	13,551
$73,935, $76,502 and $79,292)	$77,223	$76,113	$76,394	$78,414	$80,242	Contractholder funds	41,603	42,332	43,776	45,078	46,834
Equity securities, at fair value						Unearned premiums	9,888	10,057	10,002	9,727	9,563
(cost $3,430, $4,203, $4,252,						Claim payments outstanding	750	827	960	948	761
$4,329 and $3,792)	3,847	4,363	4,157	4,954	4,437	Other liabilities and accrued expenses	6,490	5,978	6,741	6,204	6,423
Mortgage loans	7,167	7,139	6,956	6,827	6,582	Long-term debt	6,058	5,908	5,907	5,907	5,908
Limited partnership interests	4,637	4,697	4,407	4,400	4,077	Separate Accounts	7,355	6,984	6,791	8,175	8,603
Short-term, at fair value						Total liabilities	106,723	106,867	108,842	110,246	111,137
(amortized cost $1,886, $1,291,
$3,517, $2,536 and $1,986)	1,886	1,291	3,517	2,536	1,986	Equity
Other	2,249	2,015	2,094	2,158	2,287	Common stock, 493 million, 501 million, 505 million,
Total investments	97,009	95,618	97,525	99,289	99,611	517 million and 524 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,151	3,189	3,177	3,165	3,156
						Retained income	32,565	31,909	31,303	31,237	31,971
						Deferred ESOP expense	(41)	(43)	(43)	(43)	(42)
						Treasury stock, at cost (407 million, 399 million,
						395 million, 383 million and 376 million shares)	(17,034)	(16,795)	(16,693)	(16,387)	(16,173)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital losses on fixed income
						securities with other-than-temporary impairments	(100)	(174)	(155)	(156)	(167)
						Other unrealized net capital gains and losses	2,412	2,041	1,683	1,783	1,186
Cash	577	776	1,026	693	641	Unrealized adjustment to DAC, DSI and insurance
Premium installment receivables, net	4,908	4,920	4,988	4,869	4,842	reserves	(438)	(467)	(463)	(152)	53
Deferred policy acquisition costs	3,716	3,871	3,889	4,000	4,113	Total unrealized net capital gains and losses	1,874	1,400	1,065	1,475	1,072
Reinsurance recoverables, net (1)	7,118	7,251	6,720	6,446	6,589	Unrealized foreign currency translation
Accrued investment income	846	826	854	875	885	adjustments	65	56	49	82	78
Deferred income taxes	201	722	991	731	835	Unrecognized pension and other
Property and equipment, net	912	914	908	914	912	postretirement benefit cost	(1,407)	(1,427)	(1,135)	(1,156)	(1,173)
Goodwill	1,242	1,242	874	874	874	Total accumulated other comprehensive
Other assets	2,049	2,069	2,037	1,791	2,159	income (loss)	532	29	(21)	401	(23)
Separate Accounts	7,355	6,984	6,791	8,175	8,603	Total shareholders’ equity	19,182	18,298	17,732	18,382	18,898
						Noncontrolling interest	28	28	29	29	29
						Total equity	19,210	18,326	17,761	18,411	18,927
Total assets	$125,933	$125,193	$126,603	$128,657	$130,064	Total liabilities and equity	$125,933	$125,193	$126,603	$128,657	$130,064

(1)            Reinsurance recoverables of unpaid losses related to Property-Liability were $2,571 million, $2,588 million, $2,271 million, $2,099 million and $2,134 million as of March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Book value per share

Numerator:

Shareholders’ equity	$19,182	$18,298	$17,732	$18,382	$18,898

Denominator:

Shares outstanding and dilutive potential shares outstanding	497.3	505.8	509.0	522.0	529.0

Book value per share	$38.57	$36.18	$34.84	$35.21	$35.72

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$19,182	$18,298	$17,732	$18,382	$18,898

Unrealized net capital gains and losses on fixed income securities	1,620	1,311	1,136	1,091	671

Adjusted shareholders’ equity	$17,562	$16,987	$16,596	$17,291	$18,227

Denominator:

Shares outstanding and dilutive potential shares outstanding	497.3	505.8	509.0	522.0	529.0

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$35.31	$33.58	$32.61	$33.12	$34.46

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Return on Shareholders’ Equity

Numerator:

Net income (1)	$1,029	$787	$368	$554	$1,315

Denominator:

Beginning shareholders’ equity	$18,898	$18,617	$18,887	$17,619	$17,104
Ending shareholders’ equity	19,182	18,298	17,732	18,382	18,898

Average shareholders’ equity (2)	$19,040	$18,458	$18,310	$18,001	$18,001

Return on shareholders’ equity	5.4%	4.3%	2.0%	3.1%	7.3%

Operating Income Return on Shareholders’ Equity *

Numerator:
Operating income (1)	$878	$662	$189	$555	$1,632

Denominator:

Beginning shareholders’ equity	$18,898	$18,617	$18,887	$17,619	$17,104
Unrealized net capital gains and losses	1,072	948	1,313	312	(145)
Adjusted beginning shareholders’ equity	17,826	17,669	17,574	17,307	17,249

Ending shareholders’ equity	19,182	18,298	17,732	18,382	18,898
Unrealized net capital gains and losses	1,874	1,400	1,065	1,475	1,072
Adjusted ending shareholders’ equity	17,308	16,898	16,667	16,907	17,826

Average adjusted shareholders’ equity (2)	$17,567	$17,284	$17,121	$17,107	$17,538

Operating income return on shareholders’ equity	5.0%	3.8%	1.1%	3.2%	9.3%

(1)	Net income and operating income reflect a trailing twelve-month period.
(2)

Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Debt

Long-term debt	$6,058	$5,908	$5,907	$5,907	$5,908

Capital resources

Debt	$6,058	$5,908	$5,907	$5,907	$5,908

Shareholders’ equity
Common stock	9	9	9	9	9
Additional capital paid-in	3,151	3,189	3,177	3,165	3,156
Retained income	32,565	31,909	31,303	31,237	31,971
Deferred ESOP expense	(41)	(43)	(43)	(43)	(42)
Treasury stock	(17,034)	(16,795)	(16,693)	(16,387)	(16,173)
Unrealized net capital gains and losses	1,874	1,400	1,065	1,475	1,072
Unrealized foreign currency translation adjustments	65	56	49	82	78
Unrecognized pension and other postretirement benefit cost	(1,407)	(1,427)	(1,135)	(1,156)	(1,173)
Total shareholders’ equity	19,182	18,298	17,732	18,382	18,898

Total capital resources	$25,240	$24,206	$23,639	$24,289	$24,806

Ratio of debt to shareholders’ equity	31.6%	32.3%	33.3%	32.1%	31.3%

Ratio of debt to capital resources	24.0%	24.4%	25.0%	24.3%	23.8%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$766	$712	$175	$(624)	$524
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	96	103	60	58	31
Realized capital gains and losses	(168)	(86)	(264)	(57)	(96)
(Gain) loss on disposition of operations	(3)	(3)	(3)	(7)	20
Interest credited to contractholder funds	378	405	405	417	418
Changes in:
Policy benefits and other insurance reserves	(346)	(623)	(119)	723	(58)
Unearned premiums	(180)	(183)	307	161	(248)
Deferred policy acquisition costs	52	48	69	(7)	67
Premium installment receivables, net	19	191	(136)	(25)	3
Reinsurance recoverables, net	57	(441)	(235)	77	(117)
Income taxes	333	316	43	(429)	203
Other operating assets and liabilities	(197)	(181)	109	247	(21)
Net cash provided by operating activities	807	258	411	534	726

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	5,689	5,520	9,776	5,777	8,363
Equity securities	1,059	896	262	212	642
Limited partnership interests	403	238	427	222	113
Mortgage loans	6	23	9	39	26
Other investments	36	15	40	46	63
Investment collections
Fixed income securities	966	1,087	1,479	1,184	1,201
Mortgage loans	170	143	183	220	88
Other investments	23	18	13	15	77
Investment purchases
Fixed income securities	(7,008)	(5,996)	(7,966)	(3,727)	(10,207)
Equity securities	(128)	(758)	(285)	(637)	(144)
Limited partnership interests	(318)	(537)	(394)	(431)	(334)
Mortgage loans	(216)	(345)	(360)	(510)	(26)
Other investments	(163)	(5)	(53)	(88)	(58)
Change in short-term investments, net	(379)	2,118	(1,102)	(483)	1,649
Change in other investments, net	(9)	(58)	(187)	(51)	(119)
(Acquisition) disposition of operations, net of cash acquired	(1)	(917)	2	-	(1)
Purchases of property and equipment, net	(51)	(86)	(54)	(58)	(48)
Net cash provided by investing activities	79	1,356	1,790	1,730	1,285

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	493	7	-	-	-
Repayment of long-term debt	(350)	(6)	-	(1)	-
Contractholder fund deposits	485	570	486	524	596
Contractholder fund withdrawals	(1,299)	(2,241)	(1,931)	(2,386)	(2,122)
Dividends paid	(106)	(108)	(109)	(111)	(107)
Treasury stock purchases	(309)	(95)	(314)	(239)	(305)
Shares reissued under equity incentive plans, net	15	1	1	8	9
Excess tax benefits on share-based payment arrangements	(1)	(1)	(1)	-	(3)
Other	(13)	9	-	(7)	-
Net cash used in financing activities	(1,085)	(1,864)	(1,868)	(2,212)	(1,932)

NET (DECREASE) INCREASE IN CASH	(199)	(250)	333	52	79
CASH AT BEGINNING OF PERIOD	776	1,026	693	641	562
CASH AT END OF PERIOD	$577	$776	$1,026	$693	$641

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the three months ended March 31, 2012							Acquisition Costs as of March 31, 2012

				Amortization
				relating to realized
				capital gains and	Amortization			DAC before		DAC after
				losses and	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	March 31, 2012	and losses	and losses	and losses

Property-Liability	$1,348	$845	$(879)	$-	$-	$-	$1,314	$1,314	$-	$1,314

Allstate Financial:
Traditional life and accident and health	616	38	(27)	-	-	-	627	627	-	627
Interest-sensitive life	1,698	42	(47)	(2)	-	(17)	1,674	1,909	(235)	1,674
Fixed annuity	209	4	(12)	(13)	-	(87)	101	81	20	101
Sub-total	2,523	84	(86)	(15)	-	(104)	2,402	2,617	(215)	2,402

Consolidated	$3,871	$929	$(965)	$(15)	$-	$(104)	$3,716	$3,931	$(215)	$3,716

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the three months ended March 31, 2011							Acquisition Costs as of March 31, 2011

					Amortization			DAC before		DAC after
				Amortization	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	relating to realized	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	capital gains and	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2010	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	March 31, 2011	and losses	and losses	and losses

Property-Liability	$1,321	$839	$(864)	$-	$-	$-	$1,296	$1,296	$-	$1,296

Allstate Financial:
Traditional life and accident and health	573	30	(23)	-	-	-	580	580	-	580
Interest-sensitive life	1,917	44	(48)	(9)	(12)	(3)	1,889	1,933	(44)	1,889
Fixed annuity	369	6	(12)	(21)	5	1	348	243	105	348
Sub-total	2,859	80	(83)	(30)	(7)	(2)	2,817	2,756	61	2,817

Consolidated	$4,180	$919	$(947)	$(30)	$(7)	$(2)	$4,113	$4,052	$61	$4,113

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

HISTORICAL CONSOLIDATED OPERATING

AND FINANCIAL POSITION DATA

($ in millions except per share data)

	As of or for the Year Ended December 31,

	2011	2010	2009	2008	2007
Consolidated statements of operations data:
Insurance premiums and contract charges	$28,180	$28,125	$28,152	$28,862	$29,099
Net investment income	3,971	4,102	4,444	5,622	6,435
Realized capital gains and losses	503	(827)	(583)	(5,090)	1,235
Total revenues	$32,654	$31,400	$32,013	$29,394	$36,769

Operating income	$662	$1,506	$1,880	$1,730	$3,841
Realized capital gains and losses, after-tax	324	(537)	(628)	(3,311)	798
Valuation changes on embedded derivatives that are not hedged, after-tax	(12)	-	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(108)	(29)	(153)	333	11
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	3	(12)	(219)	(203)	-
Non-recurring items, after-tax (1)	-	-	-	(80)	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(35)	(29)	(2)	(14)	(29)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(42)	-	-	-	-
(Loss) gain on disposition of operations, after-tax	(5)	12	10	3	(2)
Net income (loss)	$787	$911	$888	$(1,542)	$4,619

Income per share - Diluted
Operating income	$1.27	$2.78	$3.48	$3.16	$6.43
Realized capital gains and losses, after-tax	0.62	(0.99)	(1.16)	(6.04)	1.33
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.02)	-	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.21)	(0.05)	(0.29)	0.61	0.02
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	(0.02)	(0.41)	(0.37)	-
Non-recurring items, after-tax (1)	-	-	-	(0.15)	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.07)	(0.06)	-	(0.02)	(0.05)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.08)	-	-	-	-
(Loss) gain on disposition of operations, after-tax	(0.01)	0.02	0.02	-	-
Net income (loss)	$1.50	$1.68	$1.64	$(2.81)	$7.73
Net income (loss) per share - Basic	$1.51	$1.69	$1.65	$(2.81)	$7.77

Consolidated statements of financial position data:
Investments	$95,618	$100,483	$99,833	$95,998	$118,980
Total assets	125,193	130,500	132,209	134,351	155,881
Reserves for claims and claims expense, life-contingent contract benefits and contractholder funds	77,113	81,113	84,659	90,750	94,052
Debt	5,908	5,908	5,910	5,659	5,640
Shareholders’ equity	18,298	18,617	16,184	12,121	21,241
Book value per share	36.18	34.58	29.90	22.51	37.47

Operating ratios:
Annual statutory premiums written to surplus ratio (U.S. property-liability operations)	1.6x	1.6x	1.7x	1.9x	1.5x

Other operating data:
Total employees (excluding agents) (2)	37,300	35,200	36,000	38,500	38,400
Total Allstate agencies and financial representatives (2)	11,900	13,400	14,200	14,700	15,000

(1)

During the fourth quarter of 2008, for traditional life insurance and immediate annuities with life contingencies, an aggregate premium deficiency of $123 million, pre-tax ($80 million, after-tax) resulted primarily from an experience study indicating that the annuitants on certain life-contingent contracts are projected to live longer than we anticipated when the contracts were issued, and, to a lesser degree, a reduction in the related investment portfolio yield. The deficiency was recorded through a reduction in deferred acquisition costs.

(2)	Rounded to the nearest hundred. Represents exclusive Allstate agencies and financial representatives in the United States and Canada.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Premiums written *	$6,463	$6,426	$6,728	$6,611	$6,215
Decrease (increase) in unearned premiums	167	174	(276)	(165)	234
Other	-	5	(20)	11	(1)

Premiums earned	6,630	6,605	6,432	6,457	6,448
Claims and claims expense	(4,339)	(4,198)	(5,132)	(6,355)	(4,476)
Amortization of deferred policy acquisition costs	(878)	(880)	(866)	(867)	(864)
Operating costs and expenses	(884)	(913)	(735)	(726)	(769)
Restructuring and related charges	(6)	(13)	(8)	(11)	(11)
Underwriting income (loss) *	523	601	(309)	(1,502)	328

Net investment income	313	309	298	310	284
Periodic settlements and accruals on non-hedge derivative instruments	(1)	(3)	(5)	(3)	(4)
Business combination expenses and the amortization of purchased intangible assets	47	49	-	-	-
Income tax (expense) benefit on operations	(281)	(302)	38	463	(181)

Operating income (loss)	601	654	22	(732)	427

Realized capital gains and losses, after-tax	124	7	15	(6)	38
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	2	4	1	3
Business combination expenses and the amortization of purchased intangible assets, after-tax	(31)	(32)	-	-	-
Net income (loss)	$695	$631	$41	$(737)	$468

Catastrophe losses	$259	$66	$1,077	$2,339	$333

Operating ratios *
Claims and claims expense (“loss”) ratio	65.4	63.5	79.8	98.4	69.4
Expense ratio	26.7	27.4	25.0	24.9	25.5
Combined ratio	92.1	90.9	104.8	123.3	94.9

Combined ratio excluding the effect of catastrophes *	88.2	89.9	88.1	87.1	89.7
Effect of catastrophe losses on combined ratio *	3.9	1.0	16.7	36.2	5.2
Combined ratio	92.1	90.9	104.8	123.3	94.9

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	88.1	90.7	89.2	87.5	89.9
Effect of catastrophe losses on combined ratio	3.9	1.0	16.7	36.2	5.2
Effect of prior year reserve reestimates on combined ratio *	(3.1)	(2.0)	(1.8)	(0.7)	(0.7)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	2.5	0.5	0.7	0.3	0.5
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio*	0.7	0.7	-	-	-
Combined ratio	92.1	90.9	104.8	123.3	94.9

Effect of restructuring and related charges on combined ratio *	0.1	0.2	0.1	0.2	0.2

Effect of Discontinued Lines and Coverages on combined ratio	-	-	0.2	0.1	0.1

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY RESULTS

($ in millions)

	Twelve months ended December 31,

	2011	2010	2009	2008	2007

Premiums written	$25,980	$25,907	$25,971	$26,584	$27,183
(Increase) decrease in unearned premium	(33)	19	200	383	17
Other	(5)	31	23	-	33

Premiums earned	25,942	25,957	26,194	26,967	27,233
Claims and claims expense	(20,161)	(18,951)	(18,746)	(20,064)	(17,667)
Amortization of deferred policy acquisition costs	(3,477)	(3,517)	(3,615)	(3,796)	(3,953)
Operating costs and expenses	(3,143)	(2,962)	(2,728)	(2,919)	(2,810)
Restructuring and related charges	(43)	(33)	(105)	(22)	(27)
Underwriting (loss) income	(882)	494	1,000	166	2,776

Net investment income	1,201	1,189	1,328	1,674	1,972
Periodic settlement and accruals on non-hedge derivative instruments	(15)	(7)	(10)	1	-
Business combination expenses and the amortization of purchased intangible assets	49	-	-	-	-
Income tax benefit (expense) on operations	18	(423)	(557)	(401)	(1,410)

Operating income	371	1,253	1,761	1,440	3,338

Realized capital gains and losses, after-tax	54	(207)	(222)	(1,209)	915
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	10	4	7	(1)	-
Business combination expenses and the amortization of purchased intangible assets, after-tax	(32)	-	-	-	-
Gain on disposition of operations, after-tax	-	3	-	-	-
Net income	$403	$1,053	$1,546	$230	$4,253

Catastrophe losses	$3,815	$2,207	$2,069	$3,342	$1,409

Operating ratios
Loss ratio	77.7	73.0	71.6	74.4	64.9
Expense ratio	25.7	25.1	24.6	25.0	24.9
Combined ratio	103.4	98.1	96.2	99.4	89.8

Combined ratio excluding the effect of catastrophes	88.7	89.6	88.3	87.0	84.6
Effect of catastrophe losses on combined ratio	14.7	8.5	7.9	12.4	5.2
Combined ratio	103.4	98.1	96.2	99.4	89.8

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	89.3	89.6	88.1	86.8	85.7
Effect of catastrophe losses on combined ratio	14.7	8.5	7.9	12.4	5.2
Effect of prior year reserve reestimates on combined ratio	(1.3)	(0.6)	(0.4)	0.7	(0.6)
Effect of catastrophe losses included in prior year reserve reestimate on combined ratio	0.5	0.6	0.6	(0.5)	(0.5)
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.2	-	-	-	-
Combined ratio	103.4	98.1	96.2	99.4	89.8

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.4	0.1	0.1

Effect of Discontinued Lines and
Coverages on the combined ratio	0.1	0.1	0.1	0.1	0.2

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Property-Liability Underwriting Summary
Allstate Protection	$526	$604	$(297)	$(1,498)	$334
Discontinued Lines and Coverages	(3)	(3)	(12)	(4)	(6)
Underwriting income (loss)	$523	$601	$(309)	$(1,502)	$328

Allstate Protection Underwriting Summary
Premiums written	$6,462	$6,426	$6,728	$6,611	$6,216

Premiums earned	$6,630	$6,604	$6,432	$6,457	$6,449
Claims and claims expense	(4,336)	(4,195)	(5,121)	(6,352)	(4,472)
Amortization of deferred policy acquisition costs	(878)	(880)	(866)	(867)	(864)
Operating costs and expenses	(884)	(912)	(734)	(725)	(768)
Restructuring and related charges	(6)	(13)	(8)	(11)	(11)
Underwriting income (loss)	$526	$604	$(297)	$(1,498)	$334

Catastrophe losses	$259	$66	$1,077	$2,339	$333

Operating ratios
Loss ratio	65.4	63.5	79.6	98.4	69.3
Expense ratio	26.7	27.4	25.0	24.8	25.5
Combined ratio	92.1	90.9	104.6	123.2	94.8

Effect of catastrophe losses on combined ratio	3.9	1.0	16.7	36.2	5.2

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.2	0.2

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.7	0.7	-	-	-

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$1	$-	$-	$-	$(1)

Premiums earned	$-	$1	$-	$-	$(1)
Claims and claims expense	(3)	(3)	(11)	(3)	(4)
Operating costs and expenses	-	(1)	(1)	(1)	(1)
Underwriting loss	$(3)	$(3)	$(12)	$(4)	$(6)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	-	0.2	0.1	0.1

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY

UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Twelve months ended December 31,

	2011	2010	2009	2008	2007

Property-Liability Underwriting Summary
Allstate Protection	$(857)	$525	$1,032	$191	$2,830
Discontinued Lines and Coverages	(25)	(31)	(32)	(25)	(54)
Underwriting (loss) income	$(882)	$494	$1,000	$166	$2,776

Allstate Protection Underwriting Summary
Premiums written	$25,981	$25,906	$25,972	$26,584	$27,183
Premiums earned	$25,942	$25,955	$26,195	$26,967	$27,232
Claims and claims expense	(20,140)	(18,923)	(18,722)	(20,046)	(17,620)
Amortization of deferred policy acquisition costs	(3,477)	(3,517)	(3,615)	(3,796)	(3,953)
Operating costs and expenses	(3,139)	(2,957)	(2,721)	(2,912)	(2,802)
Restructuring and related charges	(43)	(33)	(105)	(22)	(27)
Underwriting (loss) income	$(857)	$525	$1,032	$191	$2,830

Catastrophe losses	$3,815	$2,207	$2,069	$3,342	$1,409

Operating ratios
Loss ratio	77.6	72.9	71.5	74.3	64.7
Expense ratio	25.7	25.1	24.6	25.0	24.9
Combined ratio	103.3	98.0	96.1	99.3	89.6

Effect of catastrophe losses on combined ratio	14.7	8.5	7.9	12.4	5.2

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.4	0.1	0.1

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.2	-	-	-	-

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$(1)	$1	$(1)	$-	$-

Premiums earned	$-	$2	$(1)	$-	$1
Claims and claims expense	(21)	(28)	(24)	(18)	(47)
Operating costs and expenses	(4)	(5)	(7)	(7)	(8)
Restructuring and related charges	-	-	-	-	-
Underwriting loss	$(25)	$(31)	$(32)	$(25)	$(54)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	0.1	0.1	0.1	0.2

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Allstate brand (1)
Standard auto	$3,937	$3,812	$3,996	$3,911	$3,984
Non-standard auto	189	174	194	197	210
Auto	4,126	3,986	4,190	4,108	4,194

Involuntary auto	20	17	17	21	19
Commercial lines	112	111	116	125	120
Homeowners	1,258	1,428	1,634	1,606	1,225
Other personal lines	435	446	489	478	413
	5,951	5,988	6,446	6,338	5,971

Encompass brand
Standard auto	142	147	159	154	144
Non-standard auto	-	-	-	-	1
Auto	142	147	159	154	145

Involuntary auto	2	1	2	3	3
Homeowners	85	89	100	94	79
Other personal lines	20	20	21	22	18
	249	257	282	273	245

Esurance brand
Standard auto	262	181	-	-	-

Allstate Protection	6,462	6,426	6,728	6,611	6,216

Discontinued Lines and Coverages	1	-	-	-	(1)

Property-Liability	$6,463	$6,426	$6,728	$6,611	$6,215

Allstate Protection
Standard auto	$4,341	$4,140	$4,155	$4,065	$4,128
Non-standard auto	189	174	194	197	211
Auto	4,530	4,314	4,349	4,262	4,339

Involuntary auto	22	18	19	24	22
Commercial lines	112	111	116	125	120
Homeowners	1,343	1,517	1,734	1,700	1,304
Other personal lines	455	466	510	500	431

	$6,462	$6,426	$6,728	$6,611	$6,216

(1)

Emerging Businesses include Business Insurance (commercial products for small business owners), Consumer Household (specialty products including motorcycle, boat, trailers, motor homes, off-road vehicles, renters, landlords, umbrella, manufactured homes and condominium insurance policies), Allstate Dealer Services (insurance and non-insurance products sold primarily to auto dealers), Allstate Roadside Services (roadside assistance products) and Ivantage (insurance agency).  Premiums written by Emerging Businesses totaled $594 million, $582 million, $657 million, $672 million and $575 million for the three months ended  March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended March 31,

	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012

																	Effect of business
																	combination
																	expenses and the
																	amortization of
											Effect of		Effect of prior year				purchased intangible
					Incurred						catastrophe losses		reserve reestimates				assets on
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on combined ratio		on combined ratio		Expense ratio		combined ratio

Allstate brand
Standard auto	$3,897	$3,928	$2,713	$2,760	$48	$18	$998	$973	69.6	70.3	1.2	0.5	(1.2)	(0.4)	25.6	24.7	-
Non-standard auto	183	210	123	136	-	-	44	48	67.2	64.8	-	-	-	(3.3)	24.1	22.8	-
Auto	4,080	4,138	2,836	2,896	48	18	1,042	1,021	69.5	70.0	1.2	0.4	(1.2)	(0.6)	25.5	24.7	-

Homeowners	1,480	1,448	836	983	186	257	351	340	56.5	67.9	12.6	17.7	(7.9)	(2.7)	23.7	23.5	-
Other personal lines (1)	583	588	314	396	17	41	178	203	53.9	67.3	2.9	7.0	(6.7)	2.6	30.5	34.6	1.2

Total Allstate brand	6,143	6,174	3,986	4,275	251	316	1,571	1,564	64.9	69.2	4.1	5.1	(3.3)	(0.8)	25.6	25.4	0.1

Encompass brand
Standard auto	151	160	118	121	1	-	43	45	78.1	75.7	0.7	-	0.7	3.1	28.5	28.1	-
Non-standard auto	-	1	-	1	-	-	-	1	-	100.0	-	-	-	-	-	100.0	-
Auto	151	161	118	122	1	-	43	46	78.1	75.8	0.7	-	0.7	3.1	28.5	28.5	-

Homeowners	92	91	51	60	6	15	28	28	55.4	65.9	6.5	16.5	(2.2)	1.1	30.5	30.8	-
Other personal lines (1)	23	23	20	15	-	2	5	5	87.0	65.2	-	8.7	(4.3)	(8.7)	21.7	21.8	-

Total Encompass brand	266	275	189	197	7	17	76	79	71.0	71.7	2.6	6.2	(0.8)	1.5	28.6	28.7	-

Esurance brand (3)
Standard auto	221	-	161	-	1	-	121	-	72.8	-	0.4	-	-	-	54.8	-	18.1

Allstate Protection (3)	$6,630	$6,449	$4,336	$4,472	$259	$333	$1,768	$1,643	65.4	69.3	3.9	5.2	(3.1)	(0.7)	26.7	25.5	0.7

(1)            Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

(2)            Ratios are calculated using the premiums earned for the respective line of business.

(3)            Esurance advertising expense in the first quarter of 2012 had a 20.4 point impact on the Esurance brand expense ratio and a 0.7 point impact on the Allstate Protection expense ratio.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended					Three months ended					Three months ended				Three months ended
	March 31, 2012					December 31, 2011					September 30, 2011				June 30, 2011

					Effect of					Effect of
					bus. comb.					bus. comb.
					expenses and					expenses and
			Effect of		the amort.			Effect of		the amort.			Effect of				Effect of
			CAT losses		of purchased			CAT losses		of purchased			CAT losses				CAT losses
	Premiums	Loss	on combined	Expense	intangibles on	Premiums	Loss	on combined	Expense	intangibles on	Premiums	Loss	on combined	Expense	Premiums	Loss	on combined	Expense
	earned	ratio	ratio	ratio	combined ratio	earned	ratio	ratio	ratio	combined ratio	earned	ratio	ratio	ratio	earned	ratio	ratio	ratio

Allstate brand
Standard auto	$3,897	69.6	1.2	25.6	-	$3,897	69.6	0.2	25.9	-	$3,916	69.3	2.9	24.8	$3,938	73.2	6.7	25.1
Non-standard auto	183	67.2	-	24.1	-	186	59.1	-	26.4	-	196	57.1	0.5	24.5	205	69.3	3.9	22.9
Auto	4,080	69.5	1.2	25.5	-	4,083	69.1	0.2	25.9	-	4,112	68.7	2.7	24.8	4,143	73.0	6.6	25.0

Homeowners	1,480	56.5	12.6	23.7	-	1,468	44.8	3.5	25.2	-	1,462	108.6	55.8	23.3	1,457	171.1	123.2	22.2
Other personal lines (1)	583	53.9	2.9	30.5	1.2	587	59.8	(0.9)	36.1	1.2	590	76.3	13.1	28.3	587	100.5	35.3	27.9

Total Allstate brand	6,143	64.9	4.1	25.6	0.1	6,138	62.4	0.9	26.7	0.1	6,164	78.9	16.3	24.8	6,187	98.7	36.8	24.6

Encompass brand
Standard auto	151	78.1	0.7	28.5	-	151	85.4	0.7	29.2	-	154	87.6	3.2	28.6	155	78.7	3.2	28.4
Non-standard auto	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1	100.0	-	-
Auto	151	78.1	0.7	28.5	-	151	85.4	0.7	29.2	-	154	88.3	3.2	29.2	156	78.9	3.2	28.2

Homeowners	92	55.4	6.5	30.5	-	92	60.9	10.9	31.5	-	91	119.8	70.3	30.7	91	107.7	61.5	30.8
Other personal lines (1)	23	87.0	-	21.7	-	22	100.0	4.5	22.7	-	23	65.2	8.7	26.1	23	104.3	17.4	30.5

Total Encompass brand	266	71.0	2.6	28.6	-	265	78.1	4.5	29.4	-	268	97.0	26.5	29.5	270	90.7	24.1	29.3

Esurance brand
Standard auto	221	72.8	0.4	54.8	18.1	201	78.1	-	43.8	20.9	-	-	-	-	-	-	-	-

Allstate Protection	$6,630	65.4	3.9	26.7	0.7	$6,604	63.5	1.0	27.4	0.7	$6,432	79.6	16.7	25.0	$6,457	98.4	36.2	24.8

	Three months ended					Three months ended					Three months ended				Three months ended
	March 31, 2011					December 31, 2010					September 30, 2010				June 30, 2010

			Effect of					Effect of					Effect of				Effect of
			CAT losses					CAT losses					CAT losses				CAT losses
	Premiums	Loss	on combined	Expense		Premiums	Loss	on combined	Expense		Premiums	Loss	on combined	Expense	Premiums	Loss	on combined	Expense
	earned	ratio	ratio	ratio		earned	ratio	ratio	ratio		earned	ratio	ratio	ratio	earned	ratio	ratio	ratio

Allstate brand
Standard auto	$3,928	70.3	0.5	24.7		$3,941	74.6	0.8	25.1		$3,961	68.7	0.4	24.6	$3,969	70.1	2.0	24.5
Non-standard auto	210	64.8	-	22.8		216	69.4	0.5	17.6		222	61.7	-	27.5	228	68.9	0.4	26.3
Auto	4,138	70.0	0.4	24.7		4,157	74.4	0.8	24.7		4,183	68.4	0.4	24.6	4,197	70.1	1.9	24.5

Homeowners	1,448	67.9	17.7	23.5		1,431	77.8	30.3	24.2		1,430	80.5	23.1	24.3	1,416	82.6	34.7	21.8
Other personal lines (1)	588	67.3	7.0	34.6		573	75.2	9.1	33.9		591	61.4	4.4	27.3	592	65.7	8.3	28.2

Total Allstate brand	6,174	69.2	5.1	25.4		6,161	75.2	8.4	25.5		6,204	70.5	6.0	24.8	6,205	72.5	10.0	24.3

Encompass brand
Standard auto	160	75.7	-	28.1		164	76.2	1.2	28.1		173	75.7	0.6	30.7	185	73.0	0.5	27.0
Non-standard auto	1	100.0	-	100.0		1	100.0	-	100.0		2	100.0	-	50.0	2	100.0	-	50.0
Auto	161	75.8	-	28.5		165	76.3	1.2	28.5		175	76.0	0.6	30.9	187	73.2	0.5	27.3

Homeowners	91	65.9	16.5	30.8		93	64.5	16.1	30.1		96	63.5	13.5	32.3	96	64.6	15.6	30.2
Other personal lines (1)	23	65.2	8.7	21.8		22	77.3	4.5	22.7		23	60.9	-	26.1	25	64.0	-	24.0

Total Encompass brand	275	71.7	6.2	28.7		280	72.5	6.4	28.6		294	70.7	4.8	31.0	308	69.8	5.2	27.9

Esurance brand
Standard auto	-	-	-	-		-	-	-	-		-	-	-	-	-	-	-	-

Allstate Protection	$6,449	69.3	5.2	25.5		$6,441	75.1	8.3	25.6		$6,498	70.5	5.9	25.1	$6,513	72.4	9.8	24.4

(1)                 Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended
	March 31, 2012 (1)				December 31, 2011				September 30, 2011

	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	10		0.5	5.8	12	(11)	0.7	3.9	10	(10)	0.9	7.3
Non-standard auto	4		0.2	1.4	5	(6)	1.1	6.5	3		0.9	11.5
Auto	13		0.5	5.5	16	(6)	0.8	4.0	13		0.9	7.4
Homeowners (3)	13		2.0	7.9	17		2.9	7.8	15		2.3	13.9

Encompass brand
Standard auto	2		0.1	3.2	7		1.8	6.5	8		0.7	3.9
Non-standard auto	-		-	-	-		-	-	-		-	-
Auto	2		0.1	3.2	7		1.8	6.5	8		0.7	3.9
Homeowners	5		0.9	5.3	8		0.8	4.6	7		0.7	3.0

Esurance brand
Standard auto	6		1.3	4.8	n/a		n/a	n/a	-		-	-

	Three months ended				Three months ended
	June 30, 2011				March 31, 2011

	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	18	(9)	1.9	5.3	13	(7)(8)	1.1	4.1
Non-standard auto	3		0.4	6.1	3		3.6	18.4
Auto	18		1.9	5.3	15		1.3	4.7
Homeowners (3)	18		1.5	6.0	12	(6)	1.8	9.9

Encompass brand
Standard auto	3		0.3	4.0	3		0.6	5.0
Non-standard auto	-		-	-	-		-	-
Auto	3		0.3	4.0	3		0.6	5.0
Homeowners	11	(6)	0.3	2.6	5		1.2	4.9

Esurance brand
Standard auto	-		-	-	-		-	-

(1)

Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending March 31, 2012 are estimated to total $218 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Rate changes also exclude Company’s Canadian operations, specialty auto, and excess and surplus homeowners lines.

(2)

Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.4%, 1.2% 1.6%, 0.5% and 1.4% for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 3.6%, 2.6%, 1.1%, 1.2% and 2.9% for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(4)	Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes Washington, D.C.
(7)	Includes targeted rate decreases in certain markets to improve our competitive position for target customers (multi-car residence owners).
(8)	Includes the impact of a 20.9% and 2.3% rate increases in Florida and a 12.0% rate increase in New York in the first quarter of 2011.
(9)	Includes the impact of a 20.0% and 6.0% rate increases in Florida and a 3.7% rate increase in New York in the second quarter of 2011.
(10)	Includes the impact of a 9.9% average rate increase in New York in the third quarter of 2011.
(11)	Includes the impact of a 8.0% rate increase in Florida and a 1.2% rate increase in New York in the fourth quarter of 2011.
n/a	Not available.

THE ALLSTATE CORPORATION

ALLSTATE BRAND STANDARD AUTO LOSS RATIO OF TOP 5 STATES

($ in millions)

	Three months ended					Twelve months ended December 31,

	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011	2011	2010	2009	2008	2007

Allstate brand standard auto loss ratio (1)
California	78.4	75.3	73.9	67.9	75.1	73.0	74.9	76.8	70.1	65.7
Florida	71.3	68.6	70.4	73.6	77.3	72.6	83.9	75.3	76.6	66.4
New York	65.2	78.4	83.9	68.2	80.1	77.6	87.2	81.0	75.4	70.7
Pennsylvania	72.7	70.4	70.0	74.9	71.3	71.6	68.6	66.5	61.1	65.3
Texas	74.5	61.9	64.8	75.0	60.7	65.6	60.0	64.9	67.1	70.2

All other states & Canada	67.6	68.3	66.0	74.7	67.6	69.1	66.2	65.6	65.8	64.2

Total Allstate brand standard auto	69.6	69.6	69.3	73.2	70.3	70.6	70.7	69.3	68.1	65.8

(1)             Loss ratios include prior year reserve reestimates.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2012	2011	2011	2011	2011
Standard auto
Net premiums written
Allstate brand	$3,937	$3,812	$3,996	$3,911	$3,984
Encompass brand	142	147	159	154	144
Esurance brand	262	181	-	-	-
	4,341	4,140	4,155	4,065	4,128
Net premiums earned
Allstate brand	$3,897	$3,897	$3,916	$3,938	$3,928
Encompass brand	151	151	154	155	160
Esurance brand	221	201	-	-	-
	4,269	4,249	4,070	4,093	4,088
Incurred losses
Allstate brand	$2,713	$2,713	$2,712	$2,882	$2,760
Encompass brand	118	129	135	122	121
Esurance brand	161	157	-	-	-
	2,992	2,999	2,847	3,004	2,881
Expenses
Allstate brand	$998	$1,008	$973	$989	$973
Encompass brand	43	44	44	44	45
Esurance brand	121	88	-	-	-
	1,162	1,140	1,017	1,033	1,018
Underwriting Income
Allstate brand	$186	$176	$231	$67	$195
Encompass brand	(10)	(22)	(25)	(11)	(6)
Esurance brand	(61)	(44)	-	-	-
	115	110	206	56	189
Loss ratio
Allstate brand	69.6	69.6	69.3	73.2	70.3
Encompass brand	78.1	85.4	87.6	78.7	75.7
Esurance brand	72.8	78.1	-	-	-
Allstate Protection	70.1	70.6	70.0	73.4	70.5
Expense ratio
Allstate brand	25.6	25.9	24.8	25.1	24.7
Encompass brand	28.5	29.2	28.6	28.4	28.1
Esurance brand	54.8	43.8	-	-	-
Allstate Protection	27.2	26.8	24.9	25.2	24.9
Combined ratio
Allstate brand	95.2	95.5	94.1	98.3	95.0
Encompass brand	106.6	114.6	116.2	107.1	103.8
Esurance brand	127.6	121.9	-	-	-
Allstate Protection	97.3	97.4	94.9	98.6	95.4
Effect of catastrophe losses on combined ratio
Allstate brand	1.2	0.2	2.9	6.7	0.5
Encompass brand	0.7	0.7	3.2	3.2	-
Esurance brand	0.4	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.2)	(3.2)	(3.3)	(2.2)	(0.4)
Encompass brand	0.7	-	6.5	-	3.1
Esurance brand	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	18.1	20.9	-	-	-
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	94.9	98.4	94.4	93.7	94.8
Effect of catastrophe losses on combined ratio	1.2	0.2	2.9	6.7	0.5
Effect of prior year reserve reestimates on combined ratio	(1.2)	(3.2)	(3.3)	(2.2)	(0.4)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.3	0.1	0.1	0.1	0.1
Allstate brand combined ratio	95.2	95.5	94.1	98.3	95.0

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2012	2011	2011	2011	2011
Non-standard auto
Net premiums written
Allstate brand	$189	$174	$194	$197	$210
Encompass brand	-	-	-	-	1
	189	174	194	197	211
Net premiums earned
Allstate brand	$183	$186	$196	$205	$210
Encompass brand	-	-	-	1	1
	183	186	196	206	211
Incurred losses
Allstate brand	$123	$110	$112	$142	$136
Encompass brand	-	-	1	1	1
	123	110	113	143	137
Expenses
Allstate brand	$44	$49	$48	$47	$48
Encompass brand	-	-	1	-	1
	44	49	49	47	49
Underwriting Income
Allstate brand	$16	$27	$36	$16	$26
Encompass brand	-	-	(2)	-	(1)
	16	27	34	16	25
Loss ratio
Allstate brand	67.2	59.1	57.1	69.3	64.8
Encompass brand	-	-	-	100.0	100.0
Allstate Protection	67.2	59.1	57.7	69.4	64.9
Expense ratio
Allstate brand	24.1	26.4	24.5	22.9	22.8
Encompass brand	-	-	-	-	100.0
Allstate Protection	24.1	26.4	25.0	22.8	23.3
Combined ratio
Allstate brand	91.3	85.5	81.6	92.2	87.6
Encompass brand	-	-	-	100.0	200.0
Allstate Protection	91.3	85.5	82.7	92.2	88.2
Effect of catastrophe losses on combined ratio
Allstate brand	-	-	0.5	3.9	-
Encompass brand	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	-	(7.0)	(8.7)	(1.0)	(3.3)
Encompass brand	-	-	-	(100.0)	-

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2012	2011	2011	2011	2011
Auto
Net premiums written
Allstate brand	$4,126	$3,986	$4,190	$4,108	$4,194
Encompass brand	142	147	159	154	145
Esurance brand	262	181	-	-	-
	4,530	4,314	4,349	4,262	4,339
Net premiums earned
Allstate brand	$4,080	$4,083	$4,112	$4,143	$4,138
Encompass brand	151	151	154	156	161
Esurance brand	221	201	-	-	-
	4,452	4,435	4,266	4,299	4,299
Incurred losses
Allstate brand	$2,836	$2,823	$2,824	$3,024	$2,896
Encompass brand	118	129	136	123	122
Esurance brand	161	157	-	-	-
	3,115	3,109	2,960	3,147	3,018
Expenses
Allstate brand	$1,042	$1,057	$1,021	$1,036	$1,021
Encompass brand	43	44	45	44	46
Esurance brand	121	88	-	-	-
	1,206	1,189	1,066	1,080	1,067
Underwriting Income
Allstate brand	$202	$203	$267	$83	$221
Encompass brand	(10)	(22)	(27)	(11)	(7)
Esurance brand	(61)	(44)	-	-	-
	131	137	240	72	214
Loss ratio
Allstate brand	69.5	69.1	68.7	73.0	70.0
Encompass brand	78.1	85.4	88.3	78.9	75.8
Esurance brand	72.8	78.1	-	-	-
Allstate Protection	70.0	70.1	69.4	73.2	70.2
Expense ratio
Allstate brand	25.5	25.9	24.8	25.0	24.7
Encompass brand	28.5	29.2	29.2	28.2	28.5
Esurance brand	54.8	43.8	-	-	-
Allstate Protection	27.1	26.8	25.0	25.1	24.8
Combined ratio
Allstate brand	95.0	95.0	93.5	98.0	94.7
Encompass brand	106.6	114.6	117.5	107.1	104.3
Esurance brand	127.6	121.9	-	-	-
Allstate Protection	97.1	96.9	94.4	98.3	95.0
Effect of catastrophe losses on combined ratio
Allstate brand	1.2	0.2	2.7	6.6	0.4
Encompass brand	0.7	0.7	3.2	3.2	-
Esurance brand	0.4	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.2)	(3.3)	(3.6)	(2.1)	(0.6)
Encompass brand	0.7	-	6.5	(0.6)	3.1
Esurance brand	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	18.1	20.9	-	-	-

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2012	2011	2011	2011	2011
Homeowners
Net premiums written
Allstate brand	$1,258	$1,428	$1,634	$1,606	$1,225
Encompass brand	85	89	100	94	79
	1,343	1,517	1,734	1,700	1,304
Net premiums earned
Allstate brand	$1,480	$1,468	$1,462	$1,457	$1,448
Encompass brand	92	92	91	91	91
	1,572	1,560	1,553	1,548	1,539
Incurred losses
Allstate brand	$836	$657	$1,587	$2,493	$983
Encompass brand	51	56	109	98	60
	887	713	1,696	2,591	1,043
Expenses
Allstate brand	$351	$370	$341	$324	$340
Encompass brand	28	29	28	28	28
	379	399	369	352	368
Underwriting Income
Allstate brand	$293	$441	$(466)	$(1,360)	$125
Encompass brand	13	7	(46)	(35)	3
	306	448	(512)	(1,395)	128
Loss ratio
Allstate brand	56.5	44.8	108.6	171.1	67.9
Encompass brand	55.4	60.9	119.8	107.7	65.9
Allstate Protection	56.4	45.7	109.2	167.4	67.7
Expense ratio
Allstate brand	23.7	25.2	23.3	22.2	23.5
Encompass brand	30.5	31.5	30.7	30.8	30.8
Allstate Protection	24.1	25.6	23.8	22.7	24.0
Combined ratio
Allstate brand	80.2	70.0	131.9	193.3	91.4
Encompass brand	85.9	92.4	150.5	138.5	96.7
Allstate Protection	80.5	71.3	133.0	190.1	91.7
Effect of catastrophe losses on combined ratio
Allstate brand	12.6	3.5	55.8	123.2	17.7
Encompass brand	6.5	10.9	70.3	61.5	16.5
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(7.9)	(2.4)	-	0.3	(2.7)
Encompass brand	(2.2)	5.4	(4.4)	(1.1)	1.1
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	67.0	67.0	73.3	69.4	74.0
Effect of catastrophe losses on combined ratio	12.6	3.5	55.8	123.2	17.7
Effect of prior year reserve reestimates on combined ratio	(7.9)	(2.4)	-	0.3	(2.7)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	8.5	1.9	2.8	0.4	2.4
Allstate brand combined ratio	80.2	70.0	131.9	193.3	91.4

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

PROPERTY-LIABILITY POLICIES IN FORCE

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Policies in Force (in thousands) (1)

Allstate brand
Standard auto	17,080	17,213	17,286	17,420	17,456
Non-standard auto	570	571	599	599	627
Auto	17,650	17,784	17,885	18,019	18,083
Homeowners (2)	6,259	6,369	6,459	6,555	6,631
Emerging Businesses (3)
Specialty auto	976	966	972	957	914
Specialty property	3,899	3,905	3,901	3,877	3,849
Business Insurance	281	286	292	299	301
Allstate Roadside Services	1,045	1,043	1,029	1,045	1,039
Canada	938	924	911	899	882
Involuntary auto	28	28	32	39	42
Excess and surplus (2)	9	-	-	-	-
Total Allstate brand	31,085	31,305	31,481	31,690	31,741
Encompass brand
Standard auto	676	673	671	672	676
Non-standard auto	-	-	1	3	4
Homeowners	309	306	306	307	310
Specialty auto	21	21	21	21	21
Specialty property	111	111	111	111	112
Involuntary auto	5	5	6	7	7
Total Encompass brand	1,122	1,116	1,116	1,121	1,130

Esurance brand standard auto	849	786	-	-	-

Total Policies in Force	33,056	33,207	32,597	32,811	32,871

(1)

Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (insurance and non-insurance products sold primarily to auto dealers), Ivantage (insurance agency), Answer Financial (independent insurance agency) and Partnership Marketing Group (roadside assistance partners) statistics are not included in total policies in force since these are not meaningful measurements.

(2)

Beginning in first quarter 2012, excess and surplus lines policies in force are reported separately. Previously, these policy counts were included in the homeowners total. Excess and surplus lines represent policies written by North Light Specialty Insurance Company.

(3)

Emerging Businesses policies in force include statistics for Consumer Household (specialty products including motorcycle, boat, trailers, motor homes, off-road vehicles, renters, landlords, umbrella, manufactured homes and condominium insurance policies), Business Insurance (commercial products for small business owners) and Allstate Roadside Services (roadside assistance products sold by Allstate Motor Club).

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Good Hands Roadside Members (in thousands)	569	390	129	75	25

New Issued Applications (in thousands) (2)
Standard auto	463	451	466	472	519
Non-standard auto	79	58	61	59	78
Auto	542	509	527	531	597
Homeowners	101	103	116	123	114
Average Premium - Gross Written ($) (3)
Standard auto	447	450	446	442	439
Non-standard auto	598	598	586	620	621
Auto	452	455	451	448	446
Homeowners	1,065	1,031	1,001	989	975
Average Premium - Net Earned ($) (4)
Standard auto	431	428	429	429	430
Non-standard auto	542	533	533	573	579
Auto	434	432	432	434	435
Homeowners	904	890	871	856	844
Renewal Ratio (%) (5)
Standard auto	88.7	88.8	89.1	89.2	88.9
Non-standard auto	69.1	69.7	70.6	70.8	70.4
Auto	88.0	88.0	88.4	88.5	88.1
Homeowners	87.4	88.1	88.4	88.4	88.3
Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	(2.1)	(3.5)	(3.3)	(2.3)	3.1
Non-standard auto	(1.0)	(0.3)	(5.9)	(2.4)	2.3
Auto	(2.5)	(3.8)	(3.9)	(2.7)	2.7
Property Damage Claim Frequency
(% change year-over-year)
Standard auto	(4.1)	(2.6)	(2.6)	(3.9)	1.2
Non-standard auto	(1.2)	1.1	(2.7)	(1.8)	0.5
Auto	(4.3)	(2.7)	(2.9)	(4.0)	0.9
Auto Paid Severity
(% change year-over-year)
Bodily injury	1.2	1.9	0.2	0.4	3.6
Property damage	4.6	5.8	1.0	1.1	0.8
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(4.8)	4.5	6.0	(0.8)	1.7
Claim severity	(0.4)	(1.9)	3.3	3.4	3.5

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)

New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period. Does not include automobiles that are added by existing customers.

(3)

Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts and surcharges; and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4)

Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)	Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

ESURANCE BRAND PROFITABILITY MEASURES AND STATISTICS

	Three months ended

	March 31,	Dec. 31,(1)
($ in millions)	2012	2011

Net premiums written	$262	$181

Net premiums earned	$221	$201

Incurred losses
Incurred non-catastrophe losses	$160	$157
Incurred catastrophe losses	1	-
Prior year reserve reestimates	-	-
	$161	$157

Expenses
Business combination expenses and amortization of
purchased intangible assets	$40	$42
Advertising expenses	45	22
Other expenses	36	24
	$121	$88

Underwriting Loss	$(61)	$(44)

Loss ratio	72.8	78.1
Expense ratio	54.8	43.8
Combined ratio	127.6	121.9

Effect of catastrophe losses on combined ratio	0.4	-

Effect of prior year reserve reestimates on combined ratio	-	-

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	18.1	20.9

Effect of advertising expenses on combined ratio	20.4	10.9

Esurance brand combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	109.1	101.0
Effect of catastrophe losses	0.4	-
Effect of prior year non-catastrophe reserve reestimates	-	-
Effect of business combination expense and the amortization of purchased intangible assets	18.1	20.9
Esurance brand combined ratio	127.6	121.9

Policies in Force (in thousands)	849	786

Renewal Ratio (%)	78.5	76.3

Impact of Esurance brand on Allstate Protection combined ratio	0.9	0.7

Impact of Esurance brand on Allstate Protection expense ratio	1.8	1.3

(1) Represents period from October 7, 2011 to December, 31, 2011.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Three months ended March 31, 2012

							Premium rate changes (3)
Primary Exposure Groupings (1)	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of states	Annual impact of rate changes on state specific premiums written

Florida	$27	$17	63.0%	$1	3.7%
Other hurricane exposure states	810	441	54.4%	111	13.7%
Total hurricane exposure states (2)	837	458	54.7%	112	13.4%		9	7.8%
Other catastrophe exposure states	735	429	58.4%	80	10.9%		7	7.8%

Total	$1,572	$887	56.4%	$192	12.2%	15	16	7.8%

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of catastrophe losses relating to earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability combined ratio					Premiums earned	Total catastrophe	Total catastrophe	Effect on the Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301	$680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	-	-	-	3.9	6,630	259	284	4.3

Average (2)	4.9	8.3	13.1	5.4	7.9				4.8

	Excludes the effect of catastrophe losses relating to
	Hurricane Andrew, California Earthquakes,					Premiums	Total
	and Hawaii Hurricanes (1)					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815
2012	3.9	-	-	-	3.9	6,630	259

Average (2)	4.1	8.2	11.2	4.3	6.9

(1)        The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)        The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.

(3)        The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended March 31, 2012
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	1	6.7	161	62.2	2.5	161
$50 million to $100 million	1	6.7	94	36.3	1.4	94
Less than $50 million	13	86.6	165	63.7	2.5	13
Total	15	100.0%	420	162.2	6.4	28
Prior year reserve reestimates			(161)	(62.2)	(2.5)
Prior quarter reserve reestimates			-	-	-
Total catastrophe losses			$259	100.0%	3.9

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Prior Year Reserve Reestimates (1)

Auto	$(48)	$(136)	$(136)	$(90)	$(19)
Homeowners	(119)	(30)	(4)	3	(38)
Other personal lines	(40)	33	12	36	13

Allstate Protection (2)	(207)	(133)	(128)	(51)	(44)

Discontinued Lines and Coverages	3	3	11	4	3

Property-Liability	$(204)	$(130)	$(117)	$(47)	$(41)

Allstate brand	$(205)	$(142)	$(132)	$(49)	$(48)
Encompass brand	(2)	9	4	(2)	4
Esurance brand	-	-	-	-	-

Allstate Protection (2)	$(207)	$(133)	$(128)	$(51)	$(44)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)

Auto	(0.7)	(2.1)	(2.1)	(1.4)	(0.3)
Homeowners	(1.8)	(0.4)	(0.1)	-	(0.6)
Other personal lines	(0.6)	0.5	0.2	0.6	0.2

Allstate Protection (2)	(3.1)	(2.0)	(2.0)	(0.8)	(0.7)

Discontinued Lines and Coverages	-	-	0.2	0.1	-

Property-Liability	(3.1)	(2.0)	(1.8)	(0.7)	(0.7)

Allstate brand	(3.1)	(2.1)	(2.1)	(0.8)	(0.8)
Encompass brand	-	0.1	0.1	-	0.1
Esurance brand	-	-	-	-	-

Allstate Protection (2)	(3.1)	(2.0)	(2.0)	(0.8)	(0.7)

(1)             Favorable reserve reestimates are shown in parentheses.

(2)             Favorable reserve reestimates included in catastrophe losses totaled $161 million and $34 million in the three months ended March 31, 2012 and 2011, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months	Twelve months ended December 31,
	ended
	March 31,
	2012	2011	2010	2009	2008	2007
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,078	$1,100	$1,180	$1,228	$1,302	$1,375
Incurred claims and claims expense	-	26	5	(8)	8	17
Claims and claims expense paid	(28)	(48)	(85)	(40)	(82)	(90)
Ending reserves	$1,050	$1,078	$1,100	$1,180	$1,228	$1,302

Claims and claims expense paid as a percent of ending reserves	2.7%	4.5%	7.7%	3.4%	6.7%	6.9%

Environmental claims
Beginning reserves	$185	$201	$198	$195	$232	$194
Incurred claims and claims expense	-	-	18	13	-	63
Claims and claims expense paid	(2)	(16)	(15)	(10)	(37)	(25)
Ending reserves	$183	$185	$201	$198	$195	$232

Claims and claims expense paid as a percent of ending reserves	1.1%	8.6%	7.5%	5.1%	19.0%	10.8%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Investments	$57,620	$57,373	$59,068	$59,659	$60,484

Premiums	$287	$305	$287	$286	$312
Contract charges	266	265	265	261	257
Net investment income	687	656	682	694	684
Periodic settlements and accruals on non- hedge derivative instruments	15	16	18	19	17
Contract benefits	(439)	(430)	(455)	(422)	(454)
Interest credited to contractholder funds	(368)	(385)	(395)	(412)	(425)
Amortization of deferred policy acquisition costs	(86)	(78)	(83)	(87)	(95)
Operating costs and expenses	(142)	(159)	(129)	(135)	(132)
Restructuring and related charges	-	(3)	-	-	2
Income tax expense on operations	(70)	(57)	(61)	(69)	(53)

Operating income	150	130	129	135	113

Realized capital gains and losses, after-tax	(14)	43	142	40	25
Valuation changes on embedded derivatives that are not hedged, after-tax	(6)	(13)	(4)	(3)	8
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(10)	(16)	(65)	(5)	(22)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(10)	(10)	(12)	(11)	(12)
Gain (loss) on disposition of operations, after-tax	2	1	2	5	(13)

Net income	$112	$135	$192	$161	$102

THE ALLSTATE CORPORATION

HISTORICAL ALLSTATE FINANCIAL RESULTS

($ in millions)

	As of or for the Year Ended December 31,

	2011	2010	2009	2008	2007

Investments	$57,373	$61,582	$62,216	$61,449	$74,256

Premiums	1,190	1,138	969	943	870
Contract charges	1,048	1,030	989	952	996
Net investment income	2,716	2,853	3,064	3,811	4,297
Periodic settlements and accruals on non-hedge derivative instruments	70	51	14	20	46
Contract benefits	(1,761)	(1,815)	(1,617)	(1,612)	(1,589)
Interest credited to contractholder funds	(1,617)	(1,798)	(2,038)	(2,417)	(2,682)
Amortization of deferred policy acquisition costs	(343)	(236)	(337)	(440)	(501)
Operating costs and expenses	(555)	(568)	(535)	(657)	(567)
Restructuring and related charges	(1)	3	(25)	(1)	(2)
Income tax expense on operations	(240)	(214)	(148)	(191)	(270)

Operating income	507	444	336	408	598

Realized capital gains and losses, after-tax	250	(337)	(417)	(2,034)	(125)
Valuation changes on embedded derivatives that are not hedged, after-tax	(12)	-	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(108)	(29)	(153)	333	11
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	3	(12)	(219)	(203)	-
Non-recurring items, after-tax (1)	-	-	-	(80)	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(45)	(33)	(9)	(13)	(29)
(Loss) gain on disposition of operations, after-tax	(5)	9	10	3	(2)

Net income (loss)	$590	$42	$(452)	$(1,586)	$453

Life insurance in force, net of reinsurance	$306,397	$294,149	$281,961	$280,042	$271,035

(1)

During the fourth quarter of 2008, for traditional life insurance and immediate annuities with life contingencies, an aggregate premium deficiency of $123 million, pre-tax ($80 million, after-tax) resulted primarily from an experience study indicating that the annuitants on certain life-contingent contracts are projected to live longer than we anticipated when the contracts were issued, and, to a lesser degree, a reduction in the related investment portfolio yield.  The deficiency was recorded through a reduction in deferred acquisition costs.

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Return on Attributed Equity

Numerator:

Net income (1)	$600	$590	$527	$417	$141

Denominator:

Beginning attributed equity (2)	$6,568	$6,385	$6,450	$5,895	$5,510
Ending attributed equity	7,475	7,230	7,044	6,868	6,568

Average attributed equity (3)	$7,022	$6,808	$6,747	$6,382	$6,039

Return on attributed equity	8.5%	8.7%	7.8%	6.5%	2.3%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$544	$507	$472	$447	$426

Denominator:

Beginning attributed equity	$6,568	$6,385	$6,450	$5,895	$5,510
Unrealized net capital gains and losses	656	548	685	183	(316)
Adjusted beginning attributed equity	5,912	5,837	5,765	5,712	5,826

Ending attributed equity	7,475	7,230	7,044	6,868	6,568
Unrealized net capital gains and losses	1,073	842	776	792	656
Adjusted ending attributed equity	6,402	6,388	6,268	6,076	5,912

Average adjusted attributed equity (3)	$6,157	$6,113	$6,017	$5,894	$5,869

Operating income return on attributed equity	8.8%	8.3%	7.8%	7.6%	7.3%

(1)	Net income and operating income reflect a trailing twelve-month period.
(2)

Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company, the applicable equity for American Heritage Life Investment Corporation, and the equity for Allstate Bank.

(3)

Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
PREMIUMS AND CONTRACT CHARGES -
BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$113	$113	$111	$109	$108
Accident and health insurance premiums	162	160	160	162	161
Interest-sensitive life insurance contract charges	260	256	258	253	248
	535	529	529	524	517
Annuities
Immediate annuities with life contingencies premiums	12	32	16	15	43
Other fixed annuity contract charges	6	9	7	8	9
	18	41	23	23	52
Total	$553	$570	$552	$547	$569

PREMIUMS AND CONTRACT CHARGES -
BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$266	$264	$260	$256	$251
Workplace enrolling agents	170	171	171	169	168
Other	117	135	121	122	150
Total	$553	$570	$552	$547	$569

ISSUED LIFE INSURANCE POLICIES BY
DISTRIBUTION CHANNEL(2)(3)

Allstate agencies (1)	29,714	45,053	30,006	29,794	25,709
Other	876	812	885	931	981
Total	30,590	45,865	30,891	30,725	26,690

(1)	Includes products directly sold through call centers and internet.
(2)	Excludes Allstate Benefits and non-proprietary products.
(3)	To conform to current period presentation, certain amounts in the prior periods have been reclassified.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Beginning balance	$42,332	$43,776	$45,078	$46,834	$48,195

Deposits
Fixed annuities	153	228	133	142	164
Interest-sensitive life insurance	332	324	321	316	330
Bank deposits	-	19	32	97	212
Total deposits	485	571	486	555	706

Interest credited	379	406	400	413	410

Maturities, benefits, withdrawals and other adjustments
Maturities of and interest payments on institutional products	(1)	(48)	(26)	(306)	(487)
Benefits	(357)	(326)	(396)	(367)	(372)
Surrenders and partial withdrawals	(943)	(1,052)	(1,351)	(1,513)	(1,019)
Bank withdrawals	-	(817)	(162)	(210)	(274)
Contract charges	(264)	(265)	(257)	(255)	(251)
Net transfers from separate accounts	2	3	3	3	3
Fair value hedge adjustments for institutional products	-	-	-	-	(34)
Other adjustments	(30)	84	1	(76)	(43)
Total maturities, benefits, withdrawals and other adjustments	(1,593)	(2,421)	(2,188)	(2,724)	(2,477)

Ending balance	$41,603	$42,332	$43,776	$45,078	$46,834

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Benefit spread
Premiums	$287	$305	$287	$286	$312
Cost of insurance contract charges (1)	170	168	167	162	162
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(305)	(294)	(320)	(287)	(319)
Total benefit spread	152	179	134	161	155

Investment spread
Net investment income	687	656	682	694	684
Implied interest on immediate annuities with life contingencies (2)	(134)	(136)	(135)	(135)	(135)
Interest credited to contractholder funds	(378)	(405)	(405)	(417)	(418)
Total investment spread	175	115	142	142	131

Surrender charges and contract maintenance expense fees (1)	96	97	98	99	95
Realized capital gains and losses	(21)	68	219	62	39
Amortization of deferred policy acquisition costs	(101)	(101)	(180)	(93)	(120)
Operating costs and expenses	(142)	(159)	(129)	(135)	(132)
Restructuring and related charges	-	(3)	-	-	2
Gain (loss) on disposition of operations	3	2	4	7	(20)
Income tax expense	(50)	(63)	(96)	(82)	(48)

Net income	$112	$135	$192	$161	$102

Benefit spread by product group
Life insurance	$91	$74	$90	$98	$93
Accident and health insurance	73	114	70	71	74
Annuities	(12)	(9)	(26)	(8)	(12)
Total benefit spread	$152	$179	$134	$161	$155

Investment spread by product group
Annuities and institutional products	$87	$23	$48	$51	$48
Life insurance	18	12	17	14	11
Allstate Bank products	-	2	6	6	8
Accident and health insurance	6	5	4	5	5
Net investment income on investments supporting capital	64	73	67	66	59
Total investment spread	$175	$115	$142	$142	$131

(1) Reconciliation of contract charges
Cost of insurance contract charges	$170	$168	$167	$162	$162
Surrender charges and contract maintenance expense fees	96	97	98	99	95
Total contract charges	$266	$265	$265	$261	$257

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(305)	$(294)	$(320)	$(287)	$(319)
Implied interest on immediate annuities with life contingencies	(134)	(136)	(135)	(135)	(135)
Total contract benefits	$(439)	$(430)	$(455)	$(422)	$(454)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended March 31, 2012			Three months ended March 31, 2011

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.4%	4.1%	1.3%	5.4%	4.2%	1.2%
Deferred fixed annuities and institutional products	4.5	3.2	1.3	4.5	3.3	1.2
Immediate fixed annuities with and without life contingencies	7.8	6.1	1.7	6.2	6.2	-
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	3.7	n/a	n/a

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of March 31, 2012		Twelve months ended March 31, 2012
		Attributed equity
	Reserves and	excluding unrealized	Operating	Operating income return
	Contractholder funds	capital gains/losses (3)(4)	income (5)	on attributed equity

Life insurance	$14,053	$2,430	$258	11.3%
Accident and health insurance	1,901	634	94	15.5
Annuities and institutional and bank products:
Deferred Annuities	24,879	2,025	183	9.2
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,144	845	(14)	(1.7)
Standard structured settlements and SPIA (2)	7,974	410	24	7.4
Institutional products	1,948	58	(5)	(7.3)
Bank	-	-	4	NM
Sub-total	39,945	3,338	192	5.9
Total Allstate Financial	$55,899	$6,402	$544	8.8

	Three months ended March 31, 2012
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$64	$17	$69	$150
Realized capital gains and losses, after-tax	(5)	-	(9)	(14)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(6)	(6)
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(2)	-	(8)	(10)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	(10)	(10)
Loss on disposition of operations, after-tax	-	-	2	2
Net income	$57	$17	$38	$112

(1)

Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)

Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)

Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company, the applicable equity for American Heritage Life Investment Corporation, and the equity for Allstate Bank.

(4)

Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from average statutory capital over the prior four quarters. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)	Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Net investment income	$11	$10	$14	$16	$14
Operating costs and expenses	(86)	(88)	(116)	(98)	(91)
Income tax benefit on operations	34	29	31	32	31

Operating loss	(41)	(49)	(71)	(50)	(46)

Business combination expenses, after-tax	-	(10)	-	-	-
Realized capital gains and losses, after-tax	-	5	13	2	-
Net loss	$(41)	$(54)	$(58)	$(48)	$(46)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2012	2011	2011	2011	2011

Fixed income securities, at fair value:
Tax-exempt	$7,634	$8,239	$8,799	$8,778	$8,942	$37	$38	$38	$40	$61
Taxable	21,272	19,562	18,203	18,726	19,126	46,232	46,252	46,829	47,821	49,117
Equity securities, at fair value	3,636	4,165	3,977	4,748	4,199	211	198	180	206	238
Mortgage loans	494	474	377	132	16	6,673	6,665	6,579	6,695	6,566
Limited partnership interests	2,889	3,055	2,863	2,913	2,684	1,729	1,612	1,508	1,449	1,358
Short-term, at fair value	608	451	719	770	473	681	645	1,908	1,342	874
Other	192	52	68	52	17	2,057	1,963	2,026	2,106	2,270
Total	$36,725	$35,998	$35,006	$36,119	$35,457	$57,620	$57,373	$59,068	$59,659	$60,484

Fixed income securities, at amortized cost:
Tax-exempt	$7,350	$7,935	$8,568	$8,650	$8,981	$36	$37	$37	$39	$59
Taxable	20,742	19,188	17,942	18,456	19,076	43,936	44,259	44,931	46,380	48,224
Ratio of fair value to amortized cost	102.9%	102.5%	101.9%	101.5%	100.0%	105.2%	104.5%	104.2%	103.1%	101.9%
Equity securities, at cost	$3,270	$4,044	$4,094	$4,170	$3,616	$160	$159	$158	$159	$176
Short-term, at amortized cost	608	451	719	770	473	681	645	1,908	1,342	874

	CORPORATE AND OTHER					CONSOLIDATED

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2012	2011	2011	2011	2011

Fixed income securities, at fair value:
Tax-exempt	$748	$728	$732	$698	$706	$8,419	$9,005	$9,569	$9,516	$9,709
Taxable	1,300	1,294	1,793	2,351	2,290	68,804	67,108	66,825	68,898	70,533
Equity securities, at fair value	-	-	-	-	-	3,847	4,363	4,157	4,954	4,437
Mortgage loans	-	-	-	-	-	7,167	7,139	6,956	6,827	6,582
Limited partnership interests	19	30	36	38	35	4,637	4,697	4,407	4,400	4,077
Short-term, at fair value	597	195	890	424	639	1,886	1,291	3,517	2,536	1,986
Other	-	-	-	-	-	2,249	2,015	2,094	2,158	2,287
Total	$2,664	$2,247	$3,451	$3,511	$3,670	$97,009	$95,618	$97,525	$99,289	$99,611

Fixed income securities, at amortized cost:
Tax-exempt	$714	$689	$698	$670	$684	$8,100	$8,661	$9,303	$9,359	$9,724
Taxable	1,282	1,271	1,759	2,307	2,268	65,960	64,718	64,632	67,143	69,568
Ratio of fair value to amortized cost	102.6%	103.2%	102.8%	102.4%	101.5%	104.3%	103.7%	103.3%	102.5%	101.2%
Equity securities, at cost	$-	$-	$-	$-	$-	$3,430	$4,203	$4,252	$4,329	$3,792
Short-term, at amortized cost	597	195	890	424	639	1,886	1,291	3,517	2,536	1,986

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	March 31, 2012			December 31, 2011			September 30, 2011

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$282	$5,541	105.4	$349	$6,315	105.8	$337	$4,346	108.4
Municipal	644	13,614	105.0	607	14,241	104.5	554	14,999	103.8
Corporate	2,512	46,331	105.7	2,364	43,581	105.7	2,194	44,529	105.2
Foreign government	195	1,989	110.9	215	2,081	111.5	192	2,133	109.9
Residential mortgage-backed securities (“RMBS”)	(231)	3,728	94.2	(411)	4,121	90.9	(395)	4,632	92.1
Commercial mortgage-backed securities (“CMBS”)	(111)	1,753	94.0	(178)	1,784	90.9	(221)	1,824	89.2
Asset-backed securities (“ABS”)	(130)	4,242	97.0	(214)	3,966	94.9	(204)	3,906	95.0
Redeemable preferred stock	2	25	108.7	2	24	109.1	2	25	108.7
Total fixed income securities	3,163	77,223	104.3	2,734	76,113	103.7	2,459	76,394	103.3

Equity securities	417	3,847	112.2	160	4,363	103.8	(95)	4,157	97.8
Short-term investments	-	1,886	100.0	-	1,291	100.0	-	3,517	100.0
Derivatives	(21)	273	92.9	(17)	168	90.8	(15)	244	94.2
EMA limited partnership interests (2)	1	n/a	n/a	2	n/a	n/a	7	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$3,560	$83,229	104.5	$2,879	$81,935	103.6	$2,356	$84,312	102.9

Amounts recognized for:
Insurance reserves (3)	(443)			(594)			(603)
DAC and DSI (4)	(230)			(124)			(109)
Amounts recognized	(673)			(718)			(712)
Deferred income taxes	(1,013)			(761)			(579)
Unrealized net capital gains and losses, after-tax	$1,874			$1,400			$1,065

	June 30, 2011			March 31, 2011			December 31, 2010

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$315	$6,187	105.4	$257	$6,766	103.9	$276	$8,596	103.3
Municipal	116	14,673	100.8	(254)	15,246	98.4	(267)	15,934	98.4
Corporate	1,759	42,369	104.3	1,300	42,395	103.2	1,395	37,655	103.8
Foreign government	323	3,043	111.9	295	3,117	110.5	337	3,158	111.9
RMBS	(366)	5,990	94.2	(377)	6,530	94.5	(516)	7,993	93.9
CMBS	(97)	1,986	95.3	(103)	2,053	95.2	(219)	1,994	90.1
ABS	(139)	4,142	96.8	(169)	4,111	96.1	(181)	4,244	95.9
Redeemable preferred stock	1	24	104.3	1	24	104.3	1	38	102.7
Total fixed income securities	1,912	78,414	102.5	950	80,242	101.2	826	79,612	101.0

Equity securities	625	4,954	114.4	645	4,437	117.0	583	4,811	113.8
Short-term investments	-	2,536	100.0	-	1,986	100.0	-	3,279	100.0
Derivatives	(36)	348	90.6	(30)	512	94.5	(22)	439	95.2
EMA limited partnership interests (2)	7	n/a	n/a	7	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,508	$86,252	103.0	$1,572	$87,177	101.8	$1,387	$88,141	101.6

Amounts recognized for:
Insurance reserves (3)	(181)			(1)			(9)
DAC and DSI (4)	(53)			83			85
Amounts recognized	(234)			82			76
Deferred income taxes	(799)			(582)			(515)
Unrealized net capital gains and losses, after-tax	$1,475			$1,072			$948

(1)	The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2)

Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income. Fair value and amortized cost are not applicable.

(3)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of March 31, 2012

	Aaa		Aa		A		Baa		Ba or lower		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	value	gain/(loss)

U.S. government and agencies	$5,541	$282	$-	$-	$-	$-	$-	$-	$-	$-	$5,612	$5,541	$282

Municipal
Tax exempt	1,035	50	4,103	195	2,046	108	844	18	391	(52)	8,231	8,419	319
Taxable	209	24	2,676	320	1,105	102	375	(17)	113	(21)	5,633	4,478	408
Auction rate securities	384	(27)	208	(30)	64	(10)	-	-	61	(16)	801	717	(83)
Sub-total	1,628	47	6,987	485	3,215	200	1,219	1	565	(89)	14,665	13,614	644

Corporate
Public	959	55	2,610	156	11,920	802	12,448	729	3,098	69	28,947	31,035	1,811
Privately placed	1,271	52	1,501	93	4,204	290	6,701	276	1,619	(10)	14,764	15,296	701
Sub-total	2,230	107	4,111	249	16,124	1,092	19,149	1,005	4,717	59	43,711	46,331	2,512

Foreign government	767	106	457	29	432	30	333	30	-	-	1,869	1,989	195

RMBS
U.S. government sponsored entities	1,624	79	-	-	-	-	-	-	-	-	1,518	1,624	79
Prime residential mortgage-backed securities	162	3	51	1	156	4	35	-	484	(3)	968	888	5
Alt-A residential mortgage-backed securities	-	-	19	-	54	1	56	-	387	(57)	835	516	(56)
Subprime residential mortgage-backed securities	-	-	28	(5)	38	(8)	38	(12)	596	(234)	1,326	700	(259)
Sub-total	1,786	82	98	(4)	248	(3)	129	(12)	1,467	(294)	4,647	3,728	(231)

CMBS	899	46	184	5	187	(13)	284	(50)	199	(99)	1,932	1,753	(111)

ABS
Collateralized debt obligations	152	(3)	752	(24)	320	(56)	171	(46)	273	(52)	2,048	1,668	(181)
Consumer and other asset-backed securities	1,375	41	426	4	471	5	286	4	16	(3)	2,545	2,574	51
Sub-total	1,527	38	1,178	(20)	791	(51)	457	(42)	289	(55)	4,593	4,242	(130)

Redeemable preferred stock	-	-	1	-	-	-	24	2	-	-	21	25	2
Total fixed income securities	$14,378	$708	$13,016	$744	$20,997	$1,255	$21,595	$934	$7,237	$(478)	$77,050	$77,223	$3,163

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of March 31, 2012
						Amortized
						cost as a	Fair value
	Par	Amortized	Gross unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$4,134	$4,114	$133	$(104)	$4,143	99.5%	100.2%
Utilities	7,588	7,589	650	(36)	8,203	100.0	108.1
Financial services	3,589	3,538	188	(24)	3,702	98.6	103.1
Capital goods	4,964	5,004	370	(20)	5,354	100.8	107.9
Consumer goods (cyclical and non-cyclical)	8,720	8,844	529	(16)	9,357	101.4	107.3
Basic industry	2,890	2,912	140	(15)	3,037	100.8	105.1
Transportation	1,857	1,863	155	(11)	2,007	100.3	108.1
Energy	3,820	3,871	244	(7)	4,108	101.3	107.5
Communications	2,865	2,872	175	(6)	3,041	100.2	106.1
Technology	1,930	1,966	110	(3)	2,073	101.9	107.4
Other	1,354	1,246	66	(6)	1,306	92.0	96.5
Total corporate fixed income portfolio	43,711	43,819	2,760	(248)	46,331	100.2	106.0

U.S. government and agencies	5,612	5,259	287	(5)	5,541	93.7	98.7
Municipal	14,665	12,970	864	(220)	13,614	88.4	92.8
Foreign government	1,869	1,794	196	(1)	1,989	96.0	106.4
RMBS	4,647	3,959	126	(357)	3,728	85.2	80.2
CMBS	1,932	1,864	63	(174)	1,753	96.5	90.7
ABS	4,593	4,372	108	(238)	4,242	95.2	92.4
Redeemable preferred stock	21	23	2	-	25	109.5	119.0
Total fixed income securities	$77,050	$74,060	$4,406	$(1,243)	$77,223	96.1	100.2

(1)               Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity.  These primarily included corporate, U.S. government and agencies, municipal and foreign government zero-coupon securities with par value of $488 million, $948 million, $3.13 billion and $382 million, respectively.

(2)               Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 100.5% for corporates, 101.3% for U.S. government and agencies, 101.5% for municipals and 103.8% for foreign governments.  Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 106.2% for corporates, 104.2% for U.S. government and agencies, 106.7% for municipals and 111.6% for foreign governments.

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Impairment write-downs	$(39)	$(122)	$(190)	$(70)	$(114)
Change in intent write-downs	(44)	(2)	(13)	(16)	(69)
Net other-than-temporary impairment losses recognized in earnings	(83)	(124)	(203)	(86)	(183)
Sales	229	220	692	141	283
Valuation of derivative instruments	11	(9)	(254)	(50)	22
Settlements of derivative instruments	11	(33)	20	(3)	(89)
EMA limited partnership income (1)	-	32	9	55	63
Total	$168	$86	$264	$57	$96

(1) Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$87	$96	$100	$108	$111
Taxable	178	170	176	180	169
Equity securities	19	44	20	32	18
Mortgage loans	6	4	3	1	-
Limited partnership interests (1) (2)	41	12	15	7	5
Short-term	1	1	1	-	1
Other	2	1	-	1	1
Sub-total	334	328	315	329	305
Less: Investment expense	(21)	(19)	(17)	(19)	(21)
Net investment income	$313	$309	$298	$310	$284
Net investment income, after-tax	$232	$233	$225	$236	$219

PRE-TAX YIELDS (3)
Fixed income securities:
Tax-exempt	4.6%	4.6%	4.6%	4.9%	4.8%
Equivalent yield for tax-exempt	6.7	6.7	6.7	7.1	7.0
Taxable	3.6	3.7	3.9	3.8	3.6
Equity securities	2.1	4.3	1.9	3.3	1.9
Mortgage loans	4.5	4.2	4.5	3.2	6.7
Limited partnership interests	5.5	6.3	8.8	4.2	2.9
Total portfolio (4)	3.8	4.0	3.9	4.0	3.7

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$25	$5	$30	$(16)	$(13)
Taxable	(5)	28	119	9	(29)
Equity securities	159	3	(77)	(2)	124
Limited partnership interests (2)	11	33	(3)	20	46
Derivatives and other	(1)	(57)	(45)	(19)	(71)
Total	$189	$12	$24	$(8)	$57

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(19)	$(54)	$(105)	$(27)	$(64)
Change in intent write-downs	(28)	(1)	(10)	(11)	(27)
Net other-than-temporary impairment
losses recognized in earnings	(47)	(55)	(115)	(38)	(91)
Sales	237	82	186	29	172
Valuation of derivative instruments	3	(12)	(56)	(12)	26
Settlements of derivative instruments	(4)	(36)	11	(7)	(95)
EMA limited partnership income (2)	-	33	(2)	20	45
Total	$189	$12	$24	$(8)	$57

AVERAGE INVESTED ASSETS (in billions) (5)	$35.4	$34.9	$34.9	$35.0	$34.7

(1)         As of March 31, 2012, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.20 billion.

(2)         Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

(3)         Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. EMA limited partnership interests are included in the 2012 yields since their 2012 income is reported in net investment income.

(4)         Excluding the impact of EMA limited partnerships, the total portfolio yield was 3.6% for the three months ended March 31, 2012.

(5)         Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year. For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

NET INVESTMENT INCOME
Fixed income securities	$531	$546	$572	$596	$607
Equity securities	2	2	3	2	1
Mortgage loans	87	88	88	86	89
Limited partnership interests (1) (2)	67	15	18	11	5
Short-term	-	-	1	-	1
Other	27	29	26	24	9
Sub-total	714	680	708	719	712
Less: Investment expense	(27)	(24)	(26)	(25)	(28)
Net investment income	$687	$656	$682	$694	$684
Net investment income, after-tax	$455	$431	$448	$455	$449

PRE-TAX YIELDS (3)
Fixed income securities	4.8%	4.9%	5.0%	5.0%	5.0%
Equity securities	3.9	4.6	8.0	2.9	3.3
Mortgage loans	5.2	5.3	5.3	5.2	5.4
Limited partnership interests	16.0	8.6	10.2	6.3	2.7
Total portfolio (4)	5.2	4.9	5.0	4.9	4.8

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities	$(49)	$56	$433	$46	$15
Equity securities	-	-	-	17	(2)
Mortgage loans	(1)	10	(28)	(3)	(4)
Limited partnership interests (2)	(1)	(1)	11	30	22
Derivatives and other	30	3	(197)	(28)	8
Total	$(21)	$68	$219	$62	$39

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(20)	$(68)	$(85)	$(43)	$(50)
Change in intent write-downs	(16)	(1)	(3)	(5)	(42)
Net other-than-temporary impairment
losses recognized in earnings	(36)	(69)	(88)	(48)	(92)
Sales	(8)	130	485	112	111
Valuation of derivative instruments	8	3	(198)	(38)	(4)
Settlements of derivative instruments	15	3	9	4	6
EMA limited partnership income (2)	-	1	11	32	18
Total	$(21)	$68	$219	$62	$39

AVERAGE INVESTED ASSETS (in billions) (5)	$55.3	$56.2	$57.7	$58.8	$60.2

(1)                 As of March 31, 2012, Allstate Financial has commitments to invest in additional limited partnership interests totaling $723 million.

(2)                 Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

(3)                 Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.  EMA limited partnership interests are included in the 2012 yields since their 2012 income is reported in net investment income.

(4)                 Excluding the impact of EMA limited partnerships, the total portfolio yield was 4.8% for the three months ended March 31, 2012.

(5)                 Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year.  For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

SUMMARY OF RETROSPECTIVE ADJUSTMENTS FOR DAC ACCOUNTING ADOPTION

2011 Quarters and Year

($ in millions, except per share data)

	First Quarter 2011			Second Quarter 2011			Third Quarter 2011			Fourth Quarter 2011			2011
	Adjusted	Previously Reported	Increase (Decrease)	Adjusted	Previously Reported	Increase (Decrease)	Adjusted	Previously Reported	Increase (Decrease)	Adjusted	Previously Reported	Increase (Decrease)	Adjusted	Previously Reported	Increase (Decrease)
Net Income	524	519	5	(624)	(620)	(4)	175	165	10	712	724	(12)	787	788	(1)
Operating Income	494	497	(3)	(647)	(642)	(5)	80	84	(4)	735	750	(15)	662	689	(27)
Shareholders’ equity	18,898	19,312	(414)	18,382	18,764	(382)	17,732	18,100	(368)	18,298	18,674	(376)	18,298	18,674	(376)
Unrealized capital gains and losses, net of tax	1,072	1,079	(7)	1,475	1,446	29	1,065	1,032	33	1,400	1,363	37	1,400	1,363	37
Unrealized capital gains and losses on fixed income securities, net of tax	671	678	(7)	1,091	1,062	29	1,136	1,103	33	1,311	1,274	37	1,311	1,274	37
Net Income per basic share	0.99	0.98	0.01	(1.19)	(1.19)	-	0.34	0.32	0.02	1.41	1.44	(0.03)	1.51	1.51	-
Net Income per diluted share	0.98	0.97	0.01	(1.19)	(1.19)	-	0.34	0.32	0.02	1.40	1.43	(0.03)	1.50	1.51	(0.01)
Operating Income per diluted share	0.93	0.93	-	(1.24)	(1.23)	(0.01)	0.16	0.16	-	1.45	1.48	(0.03)	1.27	1.32	(0.05)
Book value per share	35.72	36.51	(0.79)	35.21	35.95	(0.74)	34.84	35.56	(0.72)	36.18	36.92	(0.74)	36.18	36.92	(0.74)
Book value per share, excluding unrealized on fixed income securities	34.46	35.22	(0.76)	33.12	33.91	(0.79)	32.61	33.39	(0.78)	33.58	34.40	(0.82)	33.58	34.40	(0.82)
Return on Shareholders’ equity	7.3	7.2	0.1	3.1	3.1	-	2.0	1.9	0.1	4.3	4.2	0.1	4.3	4.2	0.1
Operating Income Return on Shareholders’ equity	9.3	9.3	-	3.2	3.3	(0.1)	1.1	1.2	(0.1)	3.8	3.9	(0.1)	3.8	3.9	(0.1)

Allstate Financial Net Income	102	97	5	161	166	(5)	192	183	9	135	140	(5)	590	586	4
Allstate Financial Operating Income	113	116	(3)	135	141	(6)	129	134	(5)	130	138	(8)	507	529	(22)
Allstate Financial Attributed Equity	6,568	6,946	(378)	6,868	7,214	(346)	7,044	7,378	(334)	7,230	7,563	(333)	7,230	7,563	(333)
Allstate Financial Return on Attributed Equity	2.3	2.3	-	6.5	6.3	0.2	7.8	7.4	0.4	8.7	8.2	0.5	8.7	8.2	0.5
Allstate Financial Operating Income Return on Attributed Equity	7.3	7.3	-	7.6	7.5	0.1	7.8	7.8	-	8.3	8.2	0.1	8.3	8.2	0.1

Property-Liability Net Income	468	468	-	(737)	(738)	1	41	40	1	631	638	(7)	403	408	(5)
Property-Liability Operating Income	427	427	-	(732)	(733)	1	22	21	1	654	661	(7)	371	376	(5)
Property-Liability Underwriting Income	328	327	1	(1,502)	(1,502)	-	(309)	(311)	2	601	612	(11)	(882)	(874)	(8)
Property-Liability Combined Ratio	94.9	94.9	-	123.3	123.3	-	104.8	104.8	-	90.9	90.7	0.2	103.4	103.4	-
Property-Liability Underlying Combined Ratio	89.9	89.9	-	87.5	87.5	-	89.2	89.2	-	90.7	90.5	0.2	89.3	89.3	-
Property-Liability Expense Ratio	25.5	25.5	-	24.9	24.9	-	25.0	25.0	-	27.4	27.2	0.2	25.7	25.7	-

n/a - not available

THE ALLSTATE CORPORATION

SUMMARY OF RETROSPECTIVE ADJUSTMENTS FOR DAC ACCOUNTING ADOPTION

Years 2007 - 2010

($ in millions, except per share data)

	2010			2009			2008			2007
	Adjusted	Previously Reported	Increase (Decrease)	Adjusted	Previously Reported	Increase (Decrease)	Adjusted	Previously Reported	Increase (Decrease)	Adjusted	Previously Reported	Increase (Decrease)
Net Income	911	928	(17)	888	854	34	(1,542)	(1,679)	137	4,619	4,636	(17)
Operating Income	1,506	1,539	(33)	1,880	1,881	(1)	1,730	1,758	(28)	3,841	3,863	(22)
Shareholders’ equity	18,617	19,016	(399)	16,184	16,692	(508)	12,121	12,641	(520)	21,241	21,851	(610)
Unrealized capital gains and losses, net of tax	948	935	13	(983)	(870)	(113)	(3,821)	(3,738)	(83)	852	888	(36)
Unrealized capital gains and losses on fixed income securities, net of tax	586	573	13	(1,080)	(967)	(113)	(3,616)	(3,533)	(83)	230	266	(36)
Net Income per basic share	1.69	1.72	(0.03)	1.65	1.58	0.07	(2.81)	(3.06)	0.25	7.77	7.80	(0.03)
Net Income per diluted share	1.68	1.71	(0.03)	1.64	1.58	0.06	(2.81)	(3.06)	0.25	7.73	7.76	(0.03)
Operating Income per diluted share	2.78	2.84	(0.06)	3.48	3.48	-	3.16	3.21	(0.05)	6.43	6.47	(0.04)
Book value per share	34.58	35.32	(0.74)	29.90	30.84	(0.94)	22.51	23.47	(0.96)	37.47	38.54	(1.07)
Book value per share, excluding unrealized on fixed income securities	33.49	34.26	(0.77)	31.89	32.62	(0.73)	29.22	30.04	(0.82)	37.06	38.08	(1.02)
Return on Shareholders’ equity	5.2	5.2	-	6.3	5.8	0.5	(9.2)	(9.7)	0.5	n/a	n/a	n/a
Operating Income Return on Shareholders’ equity	8.6	8.6	-	11.4	11.1	0.3	9.5	9.4	0.1	n/a	n/a	n/a

Allstate Financial Net Income	42	58	(16)	(452)	(483)	31	(1,586)	(1,721)	135	453	465	(12)
Allstate Financial Operating Income	444	476	(32)	336	340	(4)	408	438	(30)	598	615	(17)
Allstate Financial Attributed Equity	6,385	6,748	(363)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Allstate Financial Return on Attributed Equity	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Allstate Financial Operating Income Return on Attributed Equity	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Property-Liability Net Income	1,053	1,054	(1)	1,546	1,543	3	230	228	2	4,253	4,258	(5)
Property-Liability Operating Income	1,253	1,254	(1)	1,761	1,758	3	1,440	1,438	2	3,338	3,343	(5)
Property-Liability Underwriting Income	494	495	(1)	1,000	995	5	166	164	2	2,776	2,784	(8)
Property-Liability Combined Ratio	98.1	98.1	-	96.2	96.2	-	99.4	99.4	-	89.8	89.8	-
Property-Liability Underlying Combined Ratio	89.6	89.6	-	88.1	88.1	-	86.8	86.8	-	85.7	85.7	-
Property-Liability Expense Ratio	25.1	25.1	-	24.6	24.6	-	25.0	25.0	-	24.9	24.9	-

n/a - not available

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- valuation changes on embedded derivatives that are not hedged, after-tax,

- amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

- business combination expenses and the amortization of purchased intangible assets, after-tax,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of certain purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar  items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator.  Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, and business combination expenses and the amortization of purchased intangible assets. These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by  unexpected loss development on historical reserves.  Business combination expenses and the amortization of purchased intangible assets primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules, “Property-Liability Results”, “Standard Auto Profitability Measures” and “Homeowners Profitability Measures”.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share is the most directly comparable GAAP measure.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Operating Measure

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measure.  Our method for calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, “Property-Liability Results”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned or underwriting margin.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and operating costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.

Effect of business combination expenses and the amortization of purchased intangible assets on the combined and expense ratio is the percentage of business combination expenses and the amortization of purchased intangible assets to premiums earned.